                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Worldwide Restaurant Concepts, Inc. (the "Company") on Form 10-K for the year ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, A. Keith Wall, Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: July 17, 2003                 /s/ A. Keith Wall
                                    -----------------
                                    A. Keith Wall
                                    Vice President and Chief Financial Officer